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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 April 10, 2002
                Date of Report (Date of earliest event reported)




                                    OPTi INC.
             (Exact Name of Registrant, as Specified in its Charter)
              -----------------------------------------------------


   California                      000-21422                     77-0220697
(State or other             (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

                    ----------------------------------------

                            880 Maude Avenue, Suite A
                             Mountain View, CA 94043

               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 625-8787


              -----------------------------------------------------



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Item 5.  Other Events.

         Asset Dividend
         --------------

     On April 10, 2002, OPTi Inc. (the "Company") issued a press release announcing that its Board of Directors has declared an asset dividend of its holdings of shares of common stock of Tripath Technology Inc. at a rate of
0.1666 shares of Tripath stock on each share of the Company's common stock.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

   99.1  Press Release relating to the asset dividend dated April 10, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          OPTi INC.


                                              /s/ Michael Mazzoni
                                          --------------------------------------
                                          By:     Michael Mazzoni
                                          Title:  Chief Financial Officer and
                                                  Secretary


Date:  April 15, 2002

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                                  EXHIBIT INDEX

                                                         Page No. in
                                                         Sequentially
Exhibit No.           Description                        Numbered Current Report
-----------           ---------------                    -----------------------
   99.1               OPTi Inc. Press Release dated
                      April 10, 2002.